PREFERRED STOCK PURCHASE AGREEMENT


          AGREEMENT, dated May 26, 2005, by and between INFINICOM AB ("Infinicom" or the "Purchaser") and 24HOLDINGS INC. ("24Holdings" or the "Company").

          WHEREAS, the Company has a current and outstanding debt owed to Purchaser in the amount of $230,879 (the "Discharged Debt"); and

          WHEREAS, the Purchaser desires to purchase and the Company desires to sell an aggregate of 344,595 shares of Series A Preferred Stock of the Company, par value $.001 (the "Shares"), which carry such preferences, designations and restrictions as set forth in the applicable Certificate of Designation annexed hereto as Exhibit A, on the terms and subject to the conditions hereinafter set forth, in exchange for the full, complete and irrevocable discharge of the Discharged Debt, and Infinicom desires to purchase such Shares in exchange for the complete cancellation of the outstanding Discharged Debt; and

          WHEREAS, the Company has agreed to sell to the Purchaser its equity interest in its wholly-owned subsidiary, 24Store (Europe) Ltd. ("24Store").

          NOW, THEREFORE, in consideration of the premises and good and valuable consideration set forth herein, the receipt of which is hereby acknowledged, the parties hereby agree as follows:


          1. Sale of Shares. Subject to and upon the terms and conditions set forth in this Agreement, and in conjunction with the consummation of the sale of 24 Store, the Company agrees to sell to the Purchaser an aggregate of 344,595 shares of Series A Preferred Stock, par value $.001, of the Company (the "Shares"), in consideration for the complete cancellation of the Discharged Debt. Prior to delivery of a certificate representing the Shares, the Company will file with the Secretary of State of Delaware a Certificate of Designation substantially in the form annexed hereto as Exhibit A. The Company shall sell the Shares to Purchaser and deliver to the Purchaser a stock certificate representing the Shares contemporaneously with the closing of the sale of 24 Store.

          2.   Representations and Warranties of the Company

          The Company represents and warrants as follows:

               a. Organization, Standing and Qualification. The Company is a corporation duly organized and validly existing and, when the Shares are delivered, will be in good standing under the laws of Delaware; the Company has all requisite corporate power and authority to consummate this transaction. All of the Shares will be lawfully issued, fully paid and non-assessable.

               b. Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of common stock; of which 96,147,396 shares of common stock are issued and outstanding, and 5,000,000 shares of preferred stock, of which 344,595 shares of Series A Preferred Stock will be issued and outstanding upon the closing contemplated by this Agreement.

               c. Due Execution. The execution and delivery by Company of this Agreement and its performance hereunder do not and will not conflict with or constitute a default, breach or violation under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon Company or to which its properties are subject, this Agreement when executed and delivered by Company will constitute the legal, valid and binding agreement of Company and is enforceable in accordance with its terms.

          3. Representations and Warranties by the Purchaser. The Purchaser represents and warrants to the Company as follows:

               a. Execution, Delivery, Authorization, Approval and Performance of Agreement. The execution and delivery by Purchaser of this Agreement and its performance hereunder do not and will not conflict with or constitute a default, breach or violation under any provision of applicable law or regulation or of any agreement, judgment, injunction, order, decree or other instrument binding upon Purchaser or to which its properties is subject, this Agreement when executed and delivered by Purchaser will constitute the legal, valid and binding agreements of Purchaser and is enforceable in accordance with its terms.

               b.   Restriction:

                    (i) Purchaser agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of, or offer to dispose of, the Shares, unless the Shares have been registered under the Securities Act of 1933 (the "Act") and applicable state securities laws or such registration is not required in the opinion of counsel for the Purchaser reasonably acceptable to the Company. Purchaser understands that certificates for the Shares issued pursuant to this Agreement shall bear the following legend:

     "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT WITH RESPECT THERETO UNDER SUCH ACT OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT AN EXEMPTION FROM REGISTRATION FOR SUCH SALE, OFFER, TRANSFER, HYPOTHECATION OR OTHER ASSIGNMENT IS AVAILABLE UNDER SUCH ACT."

                    (ii) Purchaser further represents that (A) it is subscribing for the Shares after having made adequate investigation of the business, finances and prospects of the Company and is aware of the inherent economic risk involved in such investment, it has further been furnished any information and materials relating to the business, finances and operation of the Company and any information and materials relating to the offer and sale of the Shares which it has requested; and (B) it has been given an opportunity to make any further inquiries desired of the management and any other personnel of the Company and has received satisfactory responses to such inquiries.

          4.   Miscellaneous.

               a. Amendments, Etc. No amendment of this Agreement shall in any event be effective unless the amendment shall be in writing and signed by the Company and Purchaser, and no waiver nor consent to any departure by any party therefrom shall in any event be effective unless such waiver or consent shall be in writing and signed by the party waiving or consenting to such provision, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

               b. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and mailed, telegraphed, telecopied, or delivered to the addresses first set forth above, or, as to any such party, at such other address as shall be designated by such party in a written notice to the other parties.

               c. No Waiver; Remedies. No failure on the part of the Purchaser or the Company to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

               c. Survival of Representations, etc. The representations, warranties, covenants and provisions contained in this Agreement shall survive the date hereof.

               d. Integration. This Agreement sets forth the entire understanding of the parties hereto with respect to all matters contemplated hereby and thereby supersede any previous agreements and understandings among them concerning such matters.

               f. Binding Effect; Governing Law. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors and assigns. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

             IN WITNESS WHEREOF, the parties have duly executed this Agreement.

                                             24 HOLDINGS INC.



                                             By: /s/ Roger Woodward
                                                --------------------------------



                                             INFINICOM AB



                                             By: /s/ Per-Anders Johansson
                                                --------------------------------


                                       3